                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                                 March 23, 1999
                                 --------------
                Date of Report (Date of earliest event reported)



                            Factory Card Outlet Corp.
                            -------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                     21859                    36-3652087
------------------------------------------------------------------------------
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)            Identification No.)



                   2727 Diehl Road, Naperville, Illinois 60563
                   -------------------------------------------
               (address of principal executive offices) (Zip Code)


                                 (630) 579-2000
                                 --------------
                         (Registrant's telephone number)
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Item 5.           Other Events.

         On March 23, 1999, Factory Card Outlet Corp. (the "Registrant") announced the voluntary filing for reorganization under Chapter 11 of the Federal Bankruptcy Code for the District of Delaware.

         On March 26, 1999, the Registrant announced the preliminary approval for $50 million of Debtor-In-Possession Financing.

         On April 14, 1999, the Registrant announced the plan to close 27 of its company-owned stores.

         Copies of the Registrant's press releases, dated March 23, 1999, March 26, 1999 and April 14, 1999 respectively, are attached hereto as Exhibits 99.1,
99.2 and 99.3 are incorporated by reference herein.

         A copy of the Registrant's Debtor In Possession Loan and Security Agreement between the Registrant and Foothill Capital Corporation, Paragon Capital LLC is attached hereto as Exhibit 99.4 and is incorporated by reference herein.





Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits


Exhibit No.                Description
-----------                -----------
99.1                       Press Release of Factory Card Outlet Corp. issued
                           March 23, 1999.

99.2                       Press Release of Factory Card Outlet Corp. issued
                           March 26, 1999.

99.3                       Press Release of Factory Card Outlet Corp. issued
                           April 14, 1999.

99.4 Debtor In Possession Loan and Security Agreement between Factory Card Outlet Corp. and Foothill Capital Corporation, Paragon Capital LLC
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                                   SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         FACTORY CARD OUTLET CORP.




                                         /s/ Stewart M. Kasen
                                         -------------------------------------
                                         Stewart M. Kasen
Dated:  April 27, 1999                   President and Chief Executive Officer
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                                 EXHIBIT INDEX



Exhibit No.                         Description
-----------                         -----------
99.1     Press Release of Factory Card Outlet Corp. issued March 23, 1999.
99.2     Press Release of Factory Card Outlet Corp. issued March 26, 1999.
99.3     Press Release of Factory Card Outlet Corp. issued April 14, 1999.
99.4 Debtor In Possession Agreement between Factory Card Outlet Corp. and Foothill Capital Corporation, Paragon Capital LLC